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                                                                EXECUTION COPY



                                 August 11, 2000

Synavant Inc.
3445 Peachtree Road, NE
Suite 1400
Atlanta, GA 30326

Attention: Mr. Matthew Friedman

Gentlemen:

         SunTrust Bank (the "BANK") is pleased to advise Synavant Inc. (the "COMPANY") that the Bank has approved, subject to the conditions outlined in this letter (the "AGREEMENT"), a committed revolving credit facility (the "FACILITY"). The amount borrowed or utilized under the Facility shall not exceed $20,000,000 at any one time outstanding. The Facility shall terminate on the earlier of (i) December 31, 2000 and (ii) 90 days after the Effective Date (the "TERMINATION DATE"); PROVIDED, that if the Effective Date has not occurred on or before October 2, 2000, the parties hereto agree that this Agreement shall be cancelled on such date, and the Bank shall have no obligation hereunder.

1.       THE FACILITY

         The Company may from time to time before the Termination Date borrow Base Rate Loans and Eurodollar Loans (each, "LOAN" and collectively, the "LOANS") and enter into foreign exchange contracts on a spot and forward basis (each, a "FX CONTRACT" and collectively, the "FX CONTRACTS"). The aggregate outstanding amount of the Loans shall not at any time exceed $20,000,000, LESS the Total FX Risk Exposure, as determined in accordance with Section 1.8 hereof. The Company may borrow, repay and reborrow Loans in accordance with the terms hereof.

         1.1      BORROWING PROCEDURES

                  (A) BASE RATE LOANS. Each Base Rate Loan shall be made upon prior written notice from any Authorized Officer received by the Bank not later than 11:00 a.m. (New York City time) on the proposed borrowing date. Each such notice shall specify (i) the borrowing date, which shall be a Banking Day, and
(ii) the amount of such Loan. Each Base Rate Loan shall be in a minimum amount of $1,000,000 and in an integral multiple of $250,000.

                  (B) EURODOLLAR LOANS. Each Eurodollar Loan shall be made upon prior written or telephonic notice from any Authorized Officer received by the Bank (which notice


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shall be irrevocable once given and, if given by telephone, shall be promptly confirmed in writing) not later than 1:00 p.m. (New York City time) on the third Banking Day preceding the commencement of an Interest Period for a Eurodollar Loan or the end of an Interest Period applicable to a Eurodollar Loan. Each such notice shall specify (i) the borrowing date, which shall be a Banking Day, (ii) the amount of such Eurodollar Loan, and (iii) the Interest Period for such Eurodollar Loan. If such Eurodollar Loan is to continue as a Eurodollar Loan, the Company shall notify the Bank of the new Interest Period selected therefor, and in the event the Company shall fail to so notify the Bank, such Eurodollar Loan shall automatically be converted into and added to the Base Rate Loan as of and on the last day of such Interest Period; PROVIDED, HOWEVER, that anything contained herein to the contrary notwithstanding, the obligation of the Bank to create or continue any Eurodollar Loan or to convert any part of the Base Rate Loan into a Eurodollar Loan shall be conditioned upon the fact that at the time no Unmatured Event of Default or Event of Default shall have occurred and be continuing, except that during the existence of an Unmatured Event of Default (but not an Event of Default) the Company may request the continuation of any Eurodollar Loan into another Eurodollar Loan with an Interest Period not in excess of one (1) month. Each Eurodollar Loan shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000.

         1.2      INTEREST

                  (A) BASE RATE LOANS. The unpaid principal of each Base Rate Loan shall bear interest prior to maturity at a rate per annum, equal to the Base Rate as in effect from time to time. Accrued interest on each Base Rate Loan shall be payable monthly in arrears on the last Banking Day of each calendar month, and on the Termination Date.

                  (B) EURODOLLAR LOANS. The unpaid principal amount of each Eurodollar Loan shall bear interest prior to maturity at a rate per annum equal to LIBOR as in effect for the Interest Period with respect to such Eurodollar Loan PLUS 75 basis points. Accrued interest on each Eurodollar Loan shall be payable on the last Banking Day of the Interest Period applicable to such Loan, and on the Termination Date.

                  (C) INTEREST AFTER MATURITY. Any principal of any Loan which is not paid at maturity, whether at the stated maturity, upon acceleration or otherwise, shall bear interest from and including the date such principal shall have become due to (but not including) the date of payment thereof in full at a rate per annum equal to the greater of (i) the Base Rate from time to time in effect plus 4% per annum, or (ii) 4% per annum in excess of the rate applicable to such Loan immediately prior to its maturity. After maturity, accrued interest shall be payable ON DEMAND.

                  (D) MAXIMUM RATE. In no event shall the interest rate applicable to any amount outstanding hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time. Any payment of interest or in the nature of interest in excess of such limitation shall be credited as a payment of principal unless the Company shall request the return of such amount.


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                  (E) METHOD OF CALCULATING INTEREST AND FEES. Interest on each
Loan and all fees shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed, except that interest on Base Rate Loans will be computed on the basis of a year of 365 or 366 days (as the case may be) for the actual number of days elapsed.

         1.3      DISBURSEMENTS AND PAYMENTS

                  The Bank shall transfer the proceeds of each Loan as directed by an Authorized Officer. Each Base Rate Loan shall be payable on the Termination Date. Each Eurodollar Loan shall be payable on the earlier of the last Banking Day of the Interest Period applicable thereto or the Termination Date. All payments to the Bank shall be made at the office of the Bank located at 25 Park Place, 21st Floor, Atlanta, GA 30303, or at such other address as the Bank shall specify to the Company in writing. Any payment that shall be due on a day, which is not a Banking Day, shall be payable on the next succeeding Banking Day, subject to the definition of "Interest Period". Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Indebtedness evidenced by the Note, in each instance, by the Bank after the occurrence of an Event of Default shall be distributed as follows: (i) first, to the payment of any outstanding costs and expenses incurred by the Bank in preserving or enforcing fights under the Loan Documents and in any event including all costs and expenses of a character which the Company has agreed to pay under Section 11.3 hereof; (ii) second, to the payment of any outstanding interest or other fees or amounts due under the Loan Documents other than for principal; and (iii) third, to the payment of the principal of the Note.

         1.4      PREPAYMENT

                  (A) Subject to Section 3.7, the Company may, at any time or from time to time prepay Base Rate Loans in whole or in part in minimum amounts of $1,000,000 or any multiple of $250,000 in excess thereof and Eurodollar Rate Loans in whole or in part in minimum amounts of $5,000,000 or any multiple of $500,000 in excess thereof. Each prepayment shall be made upon not less than one Banking Day's irrevocable written notice to the Bank with respect to Base Rate Loans and not less than three Banking Days' irrevocable written notice to the Bank with respect to Eurodollar Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and the type(s) of Loans to be prepaid.



                  (B) The Company shall be required to prepay Loans to the extent that the outstanding principal amount of all Loans and the Total FX Risk Exposure exceeds at any time the then outstanding amount of the Facility.


         1.5      NOTE

                  The Company's obligations with respect to the Loans shall be evidenced by a note in the form attached as EXHIBIT A (the "NOTE"). The amount, the rate of interest for each Loan and the Interest Period (if applicable) shall be endorsed by the Bank on the schedule attached to the Note, or at the Bank's option, in its records, which schedule or records shall be conclusive, absent manifest error.


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         1.6      REDUCTION OF FACILITY

                  The Facility amount is subject to reduction from time to time pursuant to this Section 1.6.

                  (A) OPTIONAL. The Company may, from time to time on any Banking Day, voluntarily cancel or reduce any unused amount of the Facility; PROVIDED, HOWEVER, that all such reductions shall require at least five (5) Banking Days' prior notice to the Bank and be permanent, and any partial reduction of the Facility shall be in an integral multiple of $5,000,000.

                  (B) MANDATORY. On the Termination Date, the amount of the Facility shall be reduced to zero.

         1.7       INTENTIONALLY OMITTED

         1.8       FOREIGN EXCHANGE CONTRACTS

                  The Company may use the Facility for FX Contracts on a spot and/or forward basis upon terms and conditions negotiated separately with the Bank and pursuant to customary documentation acceptable to the Bank; PROVIDED, that at no time may the Total FX Risk Exposure exceed the lesser of (i) $4,000,000 and (ii) the then outstanding amount of the Facility LESS the principal amount of all outstanding Loans. No FX Contract may have a maturity date that extends beyond the Termination Date.

2.       FEES

         The Company agrees to pay to the Bank (a) a facility fee of $150,000 payable (i) $75,000 on the Agreement Date, which payment shall be nonrefundable, and (ii) $75,000 on the Effective Date and (b) a commitment fee on the actual daily unused amount of the Facility at the rate per annum equal to 50 basis points (as determined by the Bank and notified to the Company) that begins to accrue on the Effective Date and is payable on the last Business Day of each calendar month and on the Termination Date.

3.       ADDITIONAL PROVISIONS RELATING TO LOANS.

         3.1      INCREASED COSTS

         The Company agrees to reimburse the Bank for any increase in the cost to the Bank of, or any reduction in the amount of any sum receivable by the Bank in respect of, making or maintaining any Eurodollar Loans relating to the adoption of any law, rule or regulation or any change therein or any change in the interpretation of administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof. The additional amount required to compensate the Bank for such increased cost or


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reduced amount shall be payable by the Company to the Bank within five days of the Company's receipt of written notice from the Bank specifying such increased cost or reduced amount and the amount required to compensate the Bank therefor, which notice shall, in the absence of manifest error, be conclusive and binding on the Company. In determining such additional amount, the Bank may use reasonable averaging, attribution and allocation methods.

         3.2 DEPOSITS UNAVAILABLE OR INTEREST RATE UNASCERTAINABLE; IMPRACTICABILITY

         If the Company has notified the Bank of its intention to borrow a Eurodollar Loan for an Interest Period and the Bank determines (which determination shall be conclusive and binding on the Company) that:



                  (A) deposits of the necessary amount for such Interest Period are not available to the Bank in the London interbank market or, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining LIBOR for such Interest Period; or

                  (B) LIBOR will not adequately and fairly reflect the cost to the Bank of making or funding a Eurodollar Loan for such Interest Period, or

                  (C) the making or funding of Eurodollar Loans has become impracticable as a result of any event occurring after the date of this Agreement which, in the opinion of the Bank, materially and adversely affects such Loans or the interbank Eurodollar market;

then any notice of a Eurodollar Loan previously given by the Company and not yet borrowed shall be deemed to be a notice to make a Base Rate Loan.

         3.3      CHANGES IN LAW RENDERING EURODOLLAR LOANS UNLAWFUL

         If at any time due to the adoption of, or change in, any law, rule, regulation, treaty or directive or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or for any other reason arising subsequent to the date hereof, it shall become (or, in the good faith judgment of the Bank, raise a substantial question as to whether it is) unlawful for the Bank to make or fund any Eurodollar Loan, Eurodollar Loans shall not be made hereunder for the duration of such illegality. If any such event shall make it unlawful for the Bank to continue any Eurodollar Loans previously made by it hereunder, the Company shall, after being notified by the Bank of the occurrence of such event, on such date as shall be specified in such notice, either convert such Eurodollar Loan to a Base Rate Loan or prepay in full such Eurodollar Loan, together with accrued interest thereon, without any premium or penalty (except as provided in Section 3.7).




         3.4      DISCRETION OF THE BANK AS TO MANNER OF FUNDING


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         The Bank shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it sees fit; it being understood, however, that for purposes of this Agreement and the Note, all determinations hereunder and thereunder (including, but not limited to, any determination pursuant to Section 3.3) shall be made as if the Bank had actually funded and maintained each Eurodollar Loan during the Interest Period for such Eurodollar Loan through the purchase of deposits having a term corresponding to such Interest Period and bearing an interest rate equal to LIBOR for such Interest Period.

         3.5      INTENTIONALLY OMITTED

         3.6      INCREASED CAPITAL COSTS

         If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority affects or would affect the amount of capital required or expected to be maintained by the Bank or any entity controlling the Bank, and the Bank determines (in its sole and absolute discretion) that the rate of return an its or such controlling entity's capital as a consequence of the Loans made by the Bank or the commitment hereunder is reduced to a level below that which the Bank or such controlling entity could have achieved but for the occurrence of any such circumstance, then, in any such case, upon notice from time to time by the Bank to the Company, the Company shall immediately pay directly to the Bank additional amounts sufficient to compensate the Bank or such controlling entity for such reduction in rate of return. A statement of the Bank as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Company. In determining such amount, the Bank may use reasonable averaging, attribution and allocation methods.

         3.7      FUNDING LOSSES

         The Company will indemnify the Bank upon demand against any loss or expense which the Bank may sustain or incur (including, without limitation, any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan) as a consequence of (i) any failure of the Company to make any payment when due of any amount due hereunder, (ii) any failure of the Company to borrow a Loan on a date specified therefor in a notice thereof, or (iii) any payment (including any payment upon the Bank's acceleration of the Loans) or prepayment of any Eurodollar Loan on a date other than the last day of the Interest Period for such Loan.





4.       CONDITIONS PRECEDENT


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         4.1      INITIAL LOAN OR FX CONTRACT

         The obligation of the Bank to make the initial Loan to, or to enter into the initial FX Contract with, the Company shall be subject to the prior or concurrent satisfaction of each of the following conditions precedent:



(A)      PROMISSORY NOTE.   The Bank shall have received the Note duty executed
and delivered by the Company.


(B) GUARANTEE. The Bank shall have received the Guarantee duly executed and delivered by the Guarantor.

         (C) SECRETARY'S CERTIFICATES. (1) The Company shall have delivered to the Bank a certificate dated the Effective Date of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Note, and each of the other Loan Documents to which the Company is a party,
(ii) the Company's certificate of incorporation and by-laws, and (iii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Note and each of the Loan Documents executed by it, upon which certificate the Bank may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Company canceling or amending such prior certificate.

                  (2) The Guarantor shall have delivered to the Bank a certificate dated the Effective Date of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of the Guarantee, (ii) the Guarantor's certificate of incorporation and by-laws that were delivered to the Bank pursuant to the Existing Loan Agreement are still in full force and effect and have not been amended or otherwise modified since such date, and (iii) the incumbency and signatures of those of its officers authorized to act with respect to the Guarantee, upon which certificate the Bank may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Guarantor canceling or amending such prior certificate.

         (D) GOOD STANDING CERTIFICATES. The Bank shall have received good standing certificates (or their equivalent) issued by the Secretary of State of
(1) with respect to the Company, each of the State of Delaware and the State of Georgia and (ii) with respect to the Guarantor, each of the State of Delaware and the State of Connecticut, each dated within 7 days of the Effective Date.

         (E) OPINIONS OF COUNSEL. The Bank shall have received an opinion or opinions from counsel to each of the Company and the Guarantor, dated the Effective Date and addressed to the Bank, in form and content acceptable to the Bank.

          (F)     FEES.       The  Borrower  shall have paid all fees to, and
other costs and expenses of, the Bank then due under Section 2 and Section 11.3 respectively.


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         4.2      EACH LOAN AND FX CONTRACT

         The obligation of the Bank to make any Loan (including the initial
Loan) and to enter into any FX Contract (including the initial FX Contract) shall be subject to the following statements being true and correct before and after giving effect to such Loan or FX Contract: (i) the representations and warranties of the Borrower set forth in SECTION 5 (except those representations and warranties set forth in SECTION 5.4 but only if such Loan or FX Contract is made or entered into prior to the time that such financial information is required to be delivered pursuant to Section 6.1) and of the Guarantor set forth in Section 8 of the Guarantee shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), (ii) no Event of Default or Unmatured Event of Default shall have occurred and be continuing and (iii) there shall have occurred no material adverse effect on the condition, operation, assets, business, properties or prospects of either the Company or on the Guarantor and its Subsidiaries since June 30, 2000.

         Each request for a Loan or a FX Contract shall be deemed a representation by the Company as to the matters set forth in this Section.

5.       REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Bank (which representations and warranties shall survive the execution and delivery hereof and of the Note) that:

         5.1      EXISTENCE

         The Company is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite power and authority, and the legal right, to own, operate and lease its properties and to carry on the business in which it is engaged or presently proposes to engage, and is duly qualified or licensed under the laws of the State of Georgia and each other jurisdiction where it is required to be so qualified or licensed except where the failure to be so qualified would not cause a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company, and is in compliance with all Requirements of Law except to the extent that failure to comply therewith would not reasonably be expected, in the aggregate, to cause a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company.

         5.2      POWER AND AUTHORIZATION; ENFORCEABLE OBLIGATIONS

         The Company has all requisite power and authority to execute, deliver and perform this Agreement and the Note and to borrow hereunder and thereunder. The Company has taken all necessary corporate and legal action to authorize the Loans and FX Contracts hereunder and under the Note on the terms and conditions of this Agreement and the Note and to authorize the execution, delivery and performance of this Agreement and the Note. This Agreement the Note have been duly executed and delivered by a duly authorized representative of the Company, and


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this Agreement and the Note constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity and an implied covenant of good faith.

         5.3      NO LEGAL BAR

         The execution, delivery and performance of this Agreement and the Note by the Company will not violate any provision of any existing law, treaty or regulation or of any order, judgment, award or decree of any court, arbitrator or Governmental Authority or of any Requirement of Law or Contractual Obligation applicable to the Company and will not result in the creation or imposition of any Lien on any of the material properties or assets of the Company pursuant to the provisions of any such Requirement of Law or Contractual Obligation.

5.4      FINANCIAL INFORMATION; DISCLOSURE, ETC.

         (A) The unaudited balance sheet of the Company dated as of the Effective Date delivered pursuant to Section 6.1 hereof presents fairly in all material respects the financial condition of the Company as at such date and has been prepared in accordance with GAAP.

         (B) The projections of the Company's balance sheet and statements of income and cash flows for the fiscal years 2000, 2001 and 2002 delivered pursuant to Section 6.1 hereof have been based upon good faith estimates and assumptions, have been prepared on the basis of such estimates and assumptions and reflect the reasonable estimates of the Company of its results of operations and other information projected therein.

         5.5      LICENSES; PERMITS, ETC.

         No material authorizations, licenses and permits of any Governmental Authority are required or necessary for the conduct of the business of the Company as now conducted or proposed to be conducted by it (such authorizations, licenses and permits, together with any extensions or renewals thereof, being herein sometimes referred to collectively as the "LICENSES") except for such Licenses (i) as have been obtained and are in full force and effect, or (ii) the failure to have obtained which could not reasonably be expected to result, either in any case or in the aggregate, in a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company.

         5.6      TAX RETURNS AND PAYMENTS

         The Company has filed all tax returns and information statements required by law to be filed and has paid all taxes, assessments and other governmental charges levied upon or in respect of any of its properties, assets, income, Licenses or franchises, other than those not yet delinquent, those, not substantial in aggregate amount, being or about to be contested and those the failure of which to pay could not cause a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company. The charges, accruals and reserves on the books of the Company in respect of its taxes are adequate in the opinion of the Company, and the

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Company knows of no unpaid assessment for additional taxes material in amount or of any reasonable basis therefor. No tax liens have been filed, and, to the knowledge of the Company, no claims are being asserted with respect to any such taxes, fees or other charges.


         5.7      TITLE TO PROPERTIES; LIENS

         The Company and its Subsidiaries have sufficient title to all of their material properties and assets for the conduct of their respective business as presently conducted and proposed to be conducted by them. The Company and its Subsidiaries enjoy quiet possession under all material real property leases to which it is a party as lessee, and all of its material leases are valid, subsisting and in full force and effect.

         5.8      LITIGATION, ETC.

         There is no action, proceeding or investigation pending or to the knowledge of the Company threatened (or any basis therefor known to the Company) which questions the validity of this Agreement and the Note or any other Loan Documents executed in connection herewith, or any action taken or to be taken pursuant hereto or thereto, or which could reasonably be expected to result, either in any case or in the aggregate, in a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company.

         5.9      NO DEFAULT

         No Event of Default or Unmatured Event of Default has occurred and is continuing. Neither the Company nor any of its Subsidiaries is in violation of any Requirement of Law or any term of any Contractual Obligation applicable to the Company or such Subsidiary, the violation of which would be likely to cause a material adverse change in the financial condition, operations, assets, business, properties of prospects of the Company. Without limiting the scope of the foregoing, the Company and each Subsidiary is in compliance in all material respects with a Environmental Laws, the violation of which could be reasonably expected to cause a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company.


         5.10     GOVERNMENTAL AND OTHER CONSENTS

         The Company is not required to obtain any order, consent, approval or authorization of, or to make any declaration or filing with, any Governmental Authority or any other Person in connection with the execution and delivery of any performance under this Agreement and the issuance and delivery of such Company's Note pursuant hereto, unless the failure to do so would not result in a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company.





         5.11     REGULATION U, ETC.

         None of the proceeds of the Loans will be used, directly or indirectly, by the Company for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any margin stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of said Regulation U, or cause this Agreement to violate Regulation T, Regulation U, Regulation X, or any other regulation of the Board of Governors of The Federal Reserve System or the Securities Exchange Act of 1934.


         5.12     INVESTMENT COMPANY ACT; OTHER REGULATIONS

         The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Company is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

         5.13     COMPLIANCE WITH ERISA

         Each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability, no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made with respect to a Plan have been timely made, neither the Company nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971, 4975 or 4980 of the Code or reasonably expects to incur any material liability (including any indirect, contingent or secondary liability) under any of the foregoing Sections with respect to any Plan (other than liabilities of any ERISA Affiliate which could not, by operation of law or otherwise, become a liability of the Company); no proceedings have been instituted to terminate, or to appoint a trustee to administer, any Plan; no condition exists which presents a material risk to the Company or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code, using actuarial assumptions and computation methods consistent with Part I of Subtitle E of Title IV or ERISA, the aggregate liabilities of the Company and its ERISA Affiliates to all Plans which are multi-employer plans (as defined in Section 400 1 (a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent Fiscal Year of each such Plan ended prior to the Effective Date would not result in a Material Adverse Effect; and no lien imposed under the Code or ERISA on the assets of the Company or any ERISA Affiliate exists or is likely to arise on account of any Plan.


         5.14     ENVIRONMENTAL MATTERS

         To the best knowledge of the Company, each of the representations and warranties set for the in paragraphs (A) through (E) of this subsection is true and correct with respect to each parcel of real property owned or operated (within the meaning of any Environmental Law) by the Company or any Subsidiary (the "PROPERTIES"), except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct could not reasonably be expected to cause a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company:

         (A) The Properties do not contain, and have not previously contained, in, on, or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials in violation of any Environmental Laws.


         (B) The Properties and all operations and facilities at the Properties are in compliance with all Environmental Laws, and there is no Hazardous Materials contamination or violation of any Environmental Law which could interfere with the continued operation of any of the Properties or impair the fair salable value of any thereof.

         (C) Neither the Company nor any Subsidiary has received any complaint, notice of violation, alleged violation, investigation or advisory action or of potential liability or of potential responsibility regarding environmental protection matters or permit compliance with regard to the Properties, nor is the Company aware that any Governmental Authority is contemplating delivering to the Company any such notice.

         (D) Hazardous Materials have not been generated, treated, stored, disposed of, at, on or under any of the Properties, nor have any Hazardous Materials been transferred from the Properties to any other location in violation of any Environmental Laws.

         (E) There are no governmental, administrative actions or judicial proceedings pending or contemplated under any Environmental Laws to which the Company is or will be named as a party with respect to the Properties, nor arc there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties.

         5.15     DISTRIBUTION AGREEMENT

         The Distribution Agreement and all other agreements entered into by the Company in connection therewith have been duly executed and delivered by all parties thereto and are in full force and effect and no "default" or "event of default" (or any other terms with similar meanings) thereunder has occurred and is continuing, and the "Distribution" (as defined in the Distribution Agreement) has occurred in accordance with the terms thereof.

         5.16     SOLVENCY

         On the Effective Date, both before and after giving effect to the transactions contemplated by the Distribution Agreement and this Agreement, the Company (i) is and will be Solvent (as defined in the following sentence), (ii) is and will continue to be able to pay its debts as they mature, and (iii) has and will continue to have capital sufficient (and will not be left with unreasonably small capital) to conduct its business and all businesses in which it is engaged. "SOLVENT" means that (x) the Company will have assets with a present fair saleable value greater than the amount of its total liabilities (including contingent liabilities), (y) the sum of the

Company's assets at book value exceeds the sum of its debts, and (z) on the Company's most recent balance sheet, the sum of its assets exceeds the sum of its liabilities.

6.       AFFIRMATIVE COVENANTS

         From the Agreement Date until the termination of the Facility and until the Obligations are paid in full, the Company agrees that it will:

6.1      FINANCIAL INFORMATION

         Furnish to the Bank:



                  (A)      The balance  sheet and  projections  referenced  in
Section 5.4 not later than two weeks after the Effective Date;

                  (B) an unaudited income statement of the Company within 20 days after each month end, certified by the Treasurer or higher ranking financial officer of the Company;

                  (C) as soon as available and in any event within 45 days after the end of the fiscal quarter of the Company ending September 30, 2000, the Company's Form 10-Q containing the balance sheet of the Company as at the end of such quarterly fiscal period and statements of earnings and cash flows of the Company for such period, certified by the Treasurer or higher ranking financial officer of the Company;

         (D) CONCURRENTLY WITH THE DELIVERY OF THE FINANCIAL STATEMENT DELIVERED IN SUBSECTION (C), A CERTIFICATE OF THE CHIEF FINANCIAL OFFICER OF THE COMPANY SETTING FORTH THE NET WORTH OF THE COMPANY AS OF THE END OF THE PERIOD COVERED BY SUCH FINANCIAL STATEMENT AND CERTIFYING THAT THE COMPANY HAS NO INDEBTEDNESS OTHER THAN THE INDEBTEDNESS HEREUNDER AND UNDER THE NOTE; AND

                  (E) such other information with respect to the condition or operations, financial or otherwise, of the Company as the Bank may from time to time reasonably request.

         6.2      USE OF PROCEEDS

         Use the proceeds of Loans for the general corporate purposes of the Company.








         6.3      PAYMENT OF OBLIGATIONS

         If and to the extent the failure to do so would result in a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company, pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company; and cause each of its Subsidiaries so to do.

         6.4      CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE

         Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, Licenses, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, have a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company.

         6.5      INSURANCE

         Maintain, in the name of the Company or each relevant Subsidiary, with financially sound and reputable insurance companies, insurance with adequate coverage on all of its properties.

         6.6      BOOKS AND RECORDS

         Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

         6.7      NOTICES

         Promptly, upon gaining actual knowledge thereof, give notice to the Bank of

         (A) the occurrence of any Unmatured Event of Default or Event of Default, and

         (B) any material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company.

Each notice pursuant to this subsection shall be accompanied by a statement of an Authorized Officer setting forth details of the occurrence referred to therein and stating what action (if any) the Company proposes to take with respect thereto.

         6.8      PAYMENT OF TAXES

         If and to the extent the failure to do any of the following would result in a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company, pay and discharge, and cause each Subsidiary to pay and discharge, prior to their becoming delinquent all taxes, assessments and other governmental charges or levies imposed upon it or its income or upon any of its property or assets, or upon any part thereof, as well as all lawful claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a Lien upon its property; PROVIDED that neither the Company nor any Subsidiary will be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall be contested in good faith by appropriate proceedings or other appropriate actions diligently conducted and if the Company or such Subsidiary shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed appropriate by the Company and its independent public accountants.

         6.9      FURTHER ASSURANCES

         From time to time hereafter, execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as the Bank may reasonably request, for the purposes of implementing or effectuating the provisions of the Loan Documents. Upon the exercise by the Bank of any power, right, privileges or remedy pursuant to the Loan Documents, which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Company will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Bank may be required to obtain from the Company for such governmental consent, approval, recording, qualification or authorization.

         6.10     NO DIVIDEND RESTRICTIONS

         The Company is not a party to any agreement prohibiting or restricting the payment of dividends.

7.       NEGATIVE COVENANTS

         7.1      NEGATIVE PLEDGE

         The Company will not, and will not permit any Subsidiary to, create, assume, incur or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for the following (the "PERMITTED LIENS"):

         (A) Liens existing on the Agreement Date which are set forth on
Schedule 7.1 hereof, and renewals, extensions and continuations thereof, provided that such renewals, extensions, continuations shall not (i) increase the Indebtedness secured thereby or (ii) extend the coverage thereof beyond the original coverage of such Liens;

         (B) Liens for taxes, assessments or other governmental charges not yet delinquent or being contested in good faith and by appropriate proceedings; Liens in connection with workers' compensation, unemployment insurance or other social security obligations; Liens securing the performance of bids, tenders, contracts, surety and appeal bonds, Liens to secure progress or partial payments and other Liens of like nature arising in the ordinary course of business; mechanics', workmen's, materialmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not yet due or which are being contested in good faith; and other Liens arising in the ordinary course of business and incidental to the conduct of the business of the Company or such Subsidiary or to the ownership of its properties or assets, which were not incurred in connection with the borrowing of money and which do not materially detract from the value of the properties or assets of the Company or materially affect the use thereof in the operation of its business;


         (C) Liens in respect of judgments and awards to the extent that such judgments or awards are being contested in good faith and adequate insurance or appropriate reserves are maintained with respect thereto on the books of the Company to the extent required by GAAP and so long as execution is not levied thereunder;

         (D) Liens on an property acquired after the date hereof which Liens existed when such property was acquired, and extensions and renewals of such Liens; provided that no such extension or renewal shall increase the aggregate amount of Indebtedness secured thereby, nor add to the property subject to such Lien;

         (E) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operations, business or prospects of the Company or its Subsidiaries, and


         (F) Liens on the property or assets of any Subsidiary in favor of the Company or any Subsidiary;

PROVIDED THAT NO SUCH LIENS IN SECTION 7.1(B) THROUGH (F) SHALL SECURE ANY INDEBTEDNESS.


         7.2      DISSOLUTIONS AND MERGERS

         The Company shall not merge into or consolidate with or into any corporation or entity without the Bank's prior written consent.



         7.3      DISPOSITION OF ASSETS

         The Company shall not, and shall not permit any of its Subsidiaries to, convey, sell, assign, lease, transfer or dispose all or any portion of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, except (a) sales of inventory in the ordinary course of business and (b) the sale or other disposition of (i) the common stock of the Gartner Group (NYSE:IT) and (ii) the Wilton Note.

         7.4      CONDUCT OF BUSINESS

         The Company shall not make or permit to be made any material change in the character of its business as carried on at the Agreement Date.

         7.5      COMPLIANCE WITH FEDERAL RESERVE REGULATIONS

         The Company shall not use any part of the proceeds of any credit extended under this Agreement or the Note to purchase or carry, or to reduce or retire any indebtedness incurred to purchase or carry, any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to any Person for the purpose of purchasing or carrying any margin stock.

         7.6      INDEBTEDNESS

         The Company will not at any time incur any Indebtedness, except Indebtedness owed to the Bank and Indebtedness that is used concurrently with the incurrence thereof to repay all outstanding Loans and FX Contracts under the Facility.

7.7      NET WORTH

         The Company will maintain at all times Net Worth of not less than $175,000,000.

8.       EVENTS OF DEFAULT

         8.1      EVENTS

         Each of the following shall constitute an Event of Default:

                  (A) PAYMENTS. The Company fails to pay when due any principal of any Loan; or the Company fails to pay when due any interest or any other amount payable hereunder (except under FX Contracts) or under the Note (and such payment is not made within two (2) days thereafter);or the Company fails to pay when due any amount payable under a FX Contract (and such payment is not made within two (2) days thereafter in the case of Dollar-denominated payments or within three (3) days thereafter in the case of any foreign currency-denominated payments);

                  (B)      MISREPRESENTATION.        Any  representation  or
warranty of the Company or of the Guarantor made or deemed made under any Loan Document or under any other writing or certificate furnished by or on behalf of the Company or the Guarantor to the Bank for the purposes of or in connection with any Loan Document is incorrect in any material respect;

                  (C) COVENANTS WITHOUT NOTICE. The Company defaults in the due performance or observance of Section 6.2, 6.7 or 7 (other than Section 7.1); or the Company defaults in the due performance or observance of any other covenant or agreement contained herein or in any other Loan Document and such default shall continue for 10 days after written notice thereof shall have been given to the Company by the Bank;

                  (D) OTHER OBLIGATIONS. The Company or any Subsidiary defaults in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other indebtedness of the Company or any Subsidiary having a principal amount, individually or in the aggregate, in excess of $1,000,000; or a default shall occur in the performance or observance of any obligation or condition with respect to such other indebtedness if the effect of such default in performance or observance is to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its expressed maturity;

               (E) JUDGMENTS UNPAID AND UNSTAYED. Any judgment or order for the payment of money in excess of $ 1,000,000 shall be rendered against the Company or any Subsidiary (to the extent such liability is not fully covered by insurance), shall not be paid or otherwise satisfied, and either


               (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or

               (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such Judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

               (F) BANKRUPTCY AND INSOLVENCY. The Company or the Guarantor shall

               (i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

               (ii) apply for, consent to or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for the Company or the Guarantor, as the case may be, or any substantial part of the property thereof, or make a general assignment for the benefit of creditors;

               (iii) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or the Guarantor, as the case may be, or for a substantial part of the property thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days;

               (iv) permit to suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company or the Guarantor, as the case may be, and, if any such case or proceeding is not commenced by the

Company or the Guarantor, as the case may be, or any such case or proceeding shall be consented to or acquiesced in by the Company or the Guarantor, as the case may be, shall result in the entry of an order for relief or shall remain for 60 days undismissed; or

               (v) take any action authorizing, or in furtherance of, any of the foregoing.

                  (G) ERISA. (i) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under
Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan or a Foreign Pension Plan has not been timely made or the Company, any Subsidiary or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401 (a)(29), 4971, 4975 or
4980 of the Code (ii) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability, and (iii) which lien, security interest or liability, individually and/or in the aggregate, in the opinion of the Bank, will have a material adverse effect upon the operations, business, properties or condition (financial or otherwise) of the Company; or

                  (H) CONTROL OF THE COMPANY.   Any Change in Control shall
occur.

                 (I) IMS LOAN AGREEMENT. The occurrence of any "Event of Default" under the IMS Loan Agreement which has not been cured within any applicable grace period or waived by the Bank.

                  (J) GUARANTEE AGREEMENT. Any provision of the Guarantee shall for any reason cease to be in full force and effect and to be valid and binding on, or enforceable against, the Guarantor, or the Guarantor shall so state in writing, or the Guarantor shall seek to terminate the Guarantee.

         8.2      REMEDIES

         Upon the occurrence of an Event of Default under Section 8.l(F), the commitment of the Bank to make Loans and/or enter into any FX Contracts shall be terminated and all Loans, all FX Contracts and all other obligations hereunder shall become immediately due and payable in full; and upon the occurrence of any other Event of Default, the commitment of the Bank to make Loans may be terminated by the Bank and the Bank may declare the Note and the principal of and accrued interest on each Loan, and all other amounts payable hereunder (including all amounts due under outstanding FX Contracts), to be forthwith due and payable in full.

9.       IMS HEALTH GUARANTEE

         IMS Health Incorporated shall provide the Guarantee substantially in the form of EXHIBIT B.

10.      DEFINITIONS

         As used in this Agreement:

         "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan), A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

         (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

         (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGREEMENT" means, on any date, this Agreement as originally in effect on the Agreement Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified and in effect an such date.

         "AGREEMENT DATE" means the date that the Company agrees to the terms and conditions set forth in this Agreement as it appears on the signature page hereof.

         "AUTHORIZED OFFICER" means each officer or employee of the Company who is authorized to request Loans and/or FX Contracts on behalf of the Company, to confirm in writing any such request and to agree to rates of interest or exchange ratio, as the case may be, as set forth on the schedule of Authorized Officers for the Company most recently delivered by the Company to the Bank.

         "BANKING DAY" means any day other than Saturday, Sunday or other day on which the Bank is required or permitted to close in New York and, with respect to Eurodollar Loans on which dealings in Dollars are carried on in the London interbank market.

         "BASE RATE" means a floating rate of interest equal to the higher (redetermined daily) of (i) the per annum rate of interest as publicly announced by the Bank from time to time as its prime commercial rate for Dollar Loans made in the United States (it being understood that such rate may not be the Bank's best or lowest rate) with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of change in said prime commercial rate, or (ii) the Federal Funds Rate plus 0.5%.

         "BASE RATE LOAN" means any Loan which bears interest at the Base Rate.

         "CHANGE IN CONTROL" the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule l3d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of the Company.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "DISTRIBUTION AGREEMENT" means that certain distribution agreement to be entered into between the Company and the Guarantor in connection with the distribution of the Company's common stock to the shareholders of the Guarantor, as it may thereafter be amended, supplemented or otherwise modified.

         "DOLLARS" means lawful money of the United States of America.

         "EFFECTIVE DATE" means the date that the conditions precedent set forth in SECTIONS 4.1 and 4.2 have been satisfied or the satisfaction of which has been waived by the Bank.

         "ENVIRONMENTAL LAWS" means any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standard of conduct concerning environmental protection matters, including without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and the rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA AFFILIATE" shaft mean each person (as defined in Section 3(9) of ERISA) which together with the Company would be deemed to be a "single employee"
(i) within the meaning of Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Company being or having been a general partner of such person.

         "EURODOLLAR LOAN" means any Loan which bears interest based on LIBOR.

         "EVENT OF DEFAULT" means an event described in Section 8.1.

         "FACILITY" has the meaning set forth in the initial paragraph of this Agreement.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York.

         "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which are applicable from time to time.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GUARANTEE" means the Guarantee Agreement dated August 11, 2000 between the Guarantor and the Bank, as it may thereafter be amended, extended, supplemented or otherwise modified.

         "HAZARDOUS MATERIALS" means any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any faction thereof), defined or regulated as such in or under any Environmental Law.

         "IMS LOAN AGREEMENT" means the letter agreement dated March 2, 2000 between the Guarantor and the Bank pursuant to which the Bank has established a $75,000,000 revolving credit facility to the Guarantor, as such Agreement may hereafter be amended, extended, supplemented or otherwise modified.

         "INDEBTEDNESS" means, as to any Person, at a particular time without duplication, (a) all indebtedness of such Person for borrowed money or on account of advances made to such person or for the deferred purchase price of property (excluding accounts payable to trade creditors for goods and services which are incurred in the ordinary course of business and on customary trade terms), in respect of which such Person is liable or evidenced by any bond, debenture, note or other instrument, (b) indebtedness arising under acceptance facilities and the face amount of all letters of credit issued for the account of such person and, without duplication, all drafts drawn thereunder, (c) all liabilities secured by any lien on any property owned by such Person even though it has not assumed or otherwise become liable for the payment thereof, (d) obligations under leases which have been, or under GAAP are required to be, capitalized (e) all indebtedness of others with respect to which such person has provided a guarantee or otherwise has agreed to become directly or indirectly liable, and (f) all obligations under any interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity agreements and other similar agreements or arrangements designed to protect against fluctuations in interest rates, currency values or commodity values.

         "INTEREST PERIOD" means, for any Eurodollar Loan, a time interval of seven (7) days, one month or three months, as designated by the Company, in each case commencing on the date of such Loan. Each Interest Period that would otherwise end on a day which is not a Banking Day shall end on the next succeeding Banking Day unless such next Banking Day would be the first Banking Day in the next calendar month, in which case such Interest Period shall end on the preceding Banking Day. Any Interest Period for a Eurodollar Loan which begins on the last Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Banking Day of the calendar month at the end of such Interest Period. No Interest Period shall extend beyond the Termination Date.

         "LIBOR" means relative to any Interest Period for a Eurodollar Loan, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rate per annum at which Dollar deposits in immediately available funds are offered in the London interbank market at or about 11:00 a.m. (London time) two Banking Days prior to the beginning of such Interest Period, which rate appears in the Dow Jones Market Service at Telerate Page 3750.

         "LICENSES" has the meaning set forth in Section 5.5.

         "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financial lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "LOAN" has the meaning set forth in Section 1.

         "LOAN DOCUMENTS" means this Agreement, the Note, all FX Contracts, the Guarantee, and each other agreement, document or instrument delivered in connection with this Agreement.

         "NET WORTH" means, as of any date, (i) the total assets of the Borrower and its Subsidiaries that would be reflected on the Borrower's consolidated balance sheet as of such date prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, MINUS the sum of (i) the total liabilities of the Borrower and its Subsidiaries that would be reflected on the Borrower's consolidated balance sheet as of such date prepared in accordance with GAAP, (ii) the amount of any write-up in the book value of any assets resulting from a revaluation thereof or any write-up in excess of the cost of such assets acquired reflected on the consolidated balance sheet of the Borrower as of such date prepared in accordance with GAAP.

         "NOTE" has the meaning set forth in Section 1.5.

         "OBLIGATIONS" means an obligations (monetary or otherwise) of the Company arising under or in connection with this Agreement, the Note and each of the other Loan Documents.

         "PERMITTED LIENS" has the meaning set forth in Section 7.1.

         "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "PLAN" means any multi-employer or single-employer plan as defined in
Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Company or a Subsidiary of the Company or an ERISA Affiliate and each plan for the five-year period immediately following the latest date, on which the Company or a Subsidiary of the Company or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "PROPERTIES" has the meaning set forth in Section 5.14.

         "REPORTABLE EVENT" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection. .13, .14, .16, .18, .19 or .20 of PBGC Regulation Section 2615.

         "REQUIREMENT OF LAW" means, as to any Person, the Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "SUBSIDIARY" means any corporation or other entity of which the Company owns, directly or indirectly, such number of outstanding shares or other voting interests as have more than 50% of the ordinary voting power for the election of directors.

         "TOTAL FX RISK EXPOSURE" shall mean, with respect to all outstanding FX Contracts, an amount (calculated on the date that each FX Contract is entered into) equal to 20% of the notional (or face) amount of such FX Contracts (on a Dollar equivalent basis for any FX Contract that is denominated in a foreign currency as determined by the Bank, which determination shall be conclusive absent manifest error) For purposes of clarification only and subject to the limitations set forth in Section 1.8, the aggregate notional amount of all FX Contracts may equal up to $20,000,000 (i.e. $4,000,000 divided by 20%).

         "UNFUNDED CURRENT LIABILITY" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

         "UNMATURED EVENT OF DEFAULT" means an event which with notice, the lapse of time or both would constitute an Event of Default.

         "WILTON NOTE" means that certain promissory note dated June 17, 1997 in the original principal amount of $3,000,000 from DIV Wildev, LLC to Cognizant Corporation assigned by allonge dated June 30, 1998 to the Guarantor and further assigned by allonge dated not later than the Effective Date to the Borrower.

11.      GENERAL

         11.1     INSTRUCTIONS

         The Company hereby authorizes the Bank to rely upon telephonic, written or facsimile instructions of any person identifying himself or herself as an Authorized Officer and upon any signature which the Bank believes to be genuine, and the Company shall be bound thereby in the same manner as if such person were authorized or such signature were genuine. The Company agrees to indemnify the Bank from and against all losses and expenses arising out of the Bank's reliance on said instructions or signatures.

         11.2     PAYMENTS

         Payments hereunder and under any other Loan Document shall be made in immediately available funds in Dollars.

         11.3     COSTS

         The Company shall pay all reasonable, actual, out-of-pocket costs (including all reasonable attorneys' fees) of the Bank with respect to the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents, any amendments, waivers, consents or modifications with respect thereto and of enforcement or collection of every kind, including but not limited to all reasonable attorneys' fees, court costs and expenses incurred by the Bank in connection with collection or protection or enforcement of any rights hereunder whether or not any lawsuit is ever filed.

         11.4     INDEMNIFICATION

         In consideration of the execution and delivery of this Agreement by the Bank and the extension of credit hereunder, the Company hereby indemnifies, exonerates and holds the Bank and each of its officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to this Agreement or any other Loan Document or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the release by the Company of any Hazardous Material, except for any such Indemnified Liabilities arising from the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment in satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         11.5     NOTICES

         All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties, Any notice, if mailed and properly addressed with postage prepaid shall be deemed given five days after mailed. Any notice sent by courier service shall be deemed given when received. Any notice, if transmitted by facsimile, shall be deemed given when transmitted.

         11.6     SURVIVAL

         The obligations of the Company under Sections 2, 3.1, 3.6, 3.7, 11.3 and 11.4 shall survive any payment of the principal of and interest on the Loans and the termination of this Agreement.

         11.7     EXECUTION IN COUNTERPARTS

         This Agreement may be executed in any number of separate counterparts, each of which when so executed and delivered shall be an original, and all such counterparts shall together constitute one and the same instrument.

         11.8     WAIVER

         No modification or waiver with respect to this Agreement or any other Loan Document shall be effective unless in writing, and any waiver by the Bank of any rights hereunder or under any other Loan Document shall not constitute a waiver of any other rights of the Bank from time to time.

         11.9     JURISDICTION

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BANK OR THE COMPANY SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF GEORGIA OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT

OF GEORGIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE BANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF GEORGIAAND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY CONSENTS TO PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF GEORGIA. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID Of EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE NOTE AND EACH OTHER LOAN DOCUMENT.


         11.10    WAIVER OF JURY TRIAL

         THE COMPANY AND THE BANK WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, AND THE COMPANY AND THE BANK AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

         11.11    APPLICABLE LAW

         This Agreement, the Note and each other Loan Document shall be governed by the internal laws of the State of Georgia applicable to contracts made and to be performed entirely within such State.

         Please acknowledge your agreement to the foregoing by signing and returning a copy of this letter.

                                Very truly yours

                                SUNTRUST BANK

                                By:
                                   ------------------------------------
                                   Title:
                                   ADDRESS:  717 FIFTH AVENUE, 16TH FLOOR

                                        New York, New York 10022
                                        Attn: Ms. Allison Vella
                                        Telecopier Number: (212) 371-9386
                                        Telephone Number: (212) 583-2606



Agreed to this     day of
               ---
August, 2000

SYNAVANT INC.

By:
   ----------------------------------
Title:

By:                                                 [CORPORATE SEAL]
   ----------------------------------
Title:

Address: 3445 Peachtree Road, NE
         Suite 1400
         Atlanta, Georgia 30326
         Attn: Craig Kussman
               Chief Financial Officer
         Telecopier Number: (404) 846-3950
         Telephone Number: (404) 846-3680

                                                                    EXHIBIT "A"
                                      NOTE

$20,000,000                                    [TO BE DATED THE EFFECTIVE DATE]

         FOR VALUE RECEIVED, Synavant Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of SunTrust Bank (the "Bank") the principal sum of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank pursuant to that certain letter agreement, dated as August 11, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), between the Borrower and the Bank payable on the dates specified in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds.

         This Note is the Note referred to in, and evidences indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         The amount, the rate of interest and the Interest Period, if applicable, shall be endorsed by the Bank an the schedule attached to this Note, or at the Bank's option, in the records of the Bank which schedule or records shall be conclusive, absent manifest error.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender.

                                SYNAVANT INC.

                                By:
                                   ----------------------------------------
                                Title:

                                By:
                                   ----------------------------------------
                                Title:




                                           LOANS AND PRINCIPAL PAYMENTS


------------------ ----------------- -------------- ------------- ------------------------ ------------------- --------------
Date of Loan or    Amount of         Applicable     Maturity      Amount of Principal      Unpaid Principal    Initials of
Payment            Loan              Interest Rate  Date          Payment                  Balance             Person
                                                                                                               Making
                                                                                                               Notation
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

                                                                    EXHIBIT "B"


         GUARANTEE AGREEMENT dated as of August 11, 2000 between IMS HEALTH INCORPORATED, a Delaware corporation (the "GUARANTOR"), and SUNTRUST BANK, a Georgia banking corporation (the "LENDER").



         Reference is made to that certain letter agreement dated as of August 11, 2000 (as hereafter amended, extended, supplemented or otherwise modified, the "LOAN AGREEMENT"; all defined terms used herein not otherwise defined herein shall have the meanings ascribed to them therein) between the Bank and Synavant, Inc., a Delaware corporation (the "BORROWER") and the Note to be dated as of the Effective Date attached thereto (as amended, extended, supplemented or otherwise modified from time to time, the "NOTE"), pursuant to which the Lender has established a $20,000,000 revolving credit facility (the "FACILITY") to the Borrower. The Borrower is a former subsidiary of the Guarantor and, as part of the transactions contemplated under the Distribution Agreement, the Guarantor has agreed to provide certain credit support to the Borrower in order to effect the Distribution (as defined in the Distribution Agreement). The obligation of the Lender to establish the Facility and to make any Loans and/or to enter into any FX Contracts under the Facility is conditioned on, among other things, the execution and delivery by the Guarantor of this Guarantee Agreement (as it may hereafter be amended, extended, supplemented or otherwise modified, the "GUARANTEE"). As consideration therefor and in order to induce the Lender to establish the Facility and to make Loans and to enter into FX Contracts thereunder, the Guarantor is willing to execute this Guarantee.



         Accordingly, the parties hereto agree as follows:



         SECTION 1. GUARANTEE. The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the due and punctual payment of
(i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on all Loans made pursuant to the Loan Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including all amounts due under any FX Contract and all fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred pursuant to Section 6(b) hereof and/or during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Lender under the Loan Agreement and/or any of the other Loan Documents to which it is a party, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to Loan Agreement and/or any of the other Loan Documents to which it is a party (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "GUARANTEED OBLIGATIONS").



         SECTION 2. OBLIGATIONS NOT WAIVED. The Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other guarantor under the provisions of the Loan Agreement or the Note or otherwise,
(b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Guarantee, the Loan Agreement or the Note, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Lender pursuant to the Loan Agreement or the Note.



         SECTION 3. GUARANTEE OF PAYMENT. Subject to Section 7(b) hereof, the Guarantor agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Lender to any security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person.



         SECTION 4. NO DISCHARGE OR DIMINISHMENT OF GUARANTEE. The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise or the failure to give any notice to the Guarantor as provided for in Sections 1 and 2 hereof. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy under the Loan Agreement or the Note, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to the extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations).

         SECTION 5. DEFENSES OF BORROWER WAIVED. The Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Guaranteed Obligations. The Lender may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other guarantor, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Guaranteed Obligations have been fully, finally and indefeasibly paid in cash. The Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other guarantor, as the case may be, or any security.



         SECTION 6. AGREEMENT TO PAY; SUBORDINATION. (a) In furtherance of the foregoing and not in limitation of any other right that the Lender has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Lender in cash the amount of such unpaid Guaranteed Obligation. Upon payment by the Guarantor of any sums to the Lender, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations. In addition, any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full in cash of the Guaranteed Obligations. If any amount shall erroneously be paid to the Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Agreement.



                  (b) Notwithstanding the foregoing, if the Borrower shall fail to pay any Guaranteed Obligation when due and payable, the Lender agrees that, in lieu of the immediate payment by the Guarantor as contemplated in Section 6(a), the Guarantor shall pay to the Lender an amount equal to such unpaid Guaranteed Obligations (including without limitation any estimated costs and expenses (including estimated attorneys' fees) that the Lender may incur in the enforcement of its rights and remedies under the Loan Agreement and/or any other Loan Document, which the Guarantor agrees constitute for all purposes hereunder "Guaranteed Obligations") . All amounts so received by the Lender (and all investments of such amounts and earnings and proceeds of such investments) shall be held by the Lender in a cash collateral account in the name of the Lender entitled "IMS Health/Synavant Cash Collateral Account" (the

"CASH COLLATERAL ACCOUNT") as collateral for the prompt payment of such Guaranteed Obligations. At the Lender's request, the Guarantor hereby agrees to enter into such agreement or agreements in connection with the establishment of the Cash Collateral Account and the perfection of the Lender's security interest therein. The Lender may, but shall be under no obligation to, pursue any rights and remedies available to the Lender under the Loan Agreement and at law or in equity against the Borrower as it deems necessary or desirable and only for such period of time as it shall decide in its sole discretion. If the Borrower has not paid the full amount of the Guaranteed Obligations to the Lender in cash within a period of time deemed reasonable by the Lender after demand by the Lender, the Guarantor hereby authorizes the Lender to apply the proceeds in the Cash Collateral Account to the repayment of all Guaranteed Obligations. If the proceeds in the Cash Collateral Account shall be insufficient to repay the amount of the Guaranteed Obligations in full in cash, the Guarantor hereby agrees to pay an amount equal to such shortfall to the Lender immediately upon demand. The Guarantor waives any right or defense to this Guarantee that it may have as a result of the type of action, if any, that the Lender takes to collect the Guaranteed Obligations from the Borrower and the determination by the Lender of how long to proceed against the Borrower before using the proceeds in the Cash Collateral Account to repay the Guaranteed Obligations, and acknowledges and agrees that it is estopped from objecting to any such action (or inaction, as the case may be) on any grounds. The Guarantor further agrees that, notwithstanding this Section 6(b), this Guarantee remains a guaranty of payment and not of collection.



         SECTION 7. INFORMATION. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that the Lender will not have any duty to advise it of information known to it regarding such circumstances or risks.



         SECTION 8. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Lender that:


                  (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite power and authority, and the legal right, to own, operate and lease its properties and to carry on the business in which it is engaged or presently proposes to engage, and is duly qualified where it is required to be so qualified or licensed except where a failure to be so qualified would not cause a material adverse change in financial condition, operations, assets, business, properties or prospects of the Guarantor, and in compliance with all Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, cause a material adverse change in the financial condition, operations, assets, business, properties or prospects of the Guarantor.

                  (b) The Guarantor has all requisite power and authority to execute, deliver and perform this Guarantee. The Guarantor has taken all necessary corporate and legal action to authorize the execution and delivery and performance of this Guarantee. This Guarantee has been executed and delivered by a duly authorized representative of the Guarantor, and this Guarantee constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity and an implied covenant of good faith.

                  (c) The execution, delivery and performance of this Guarantee by the Guarantor (i) do not require any consent or approval of, registration or filing with, or any action by, any governmental authority, except those as have been obtained or made and are in full force and effect or where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a material adverse effect upon its financial condition, business, properties or prospects, (ii) will not violate any provision of any existing law, treaty or regulation or of any order, judgment, award or decree of any court, arbitrator, Governmental Authority or any Requirement of Law or Contractual Obligation applicable to the Guarantor and will not result in the creation or imposition of any Lien on any of the material properties or assets of the Guarantor pursuant to the provisions of any such Requirement of Law or Contractual Obligation.

                  (d) On and as of the Effective Date, both before and after giving effect to the transactions contemplated by the Distribution Agreement and this Guarantee, the Guarantor (i) is and will be Solvent (as defined in the following sentence), (ii) is and will continue to be able to pay its debts as they mature, and (iii) has and will continue to have capital sufficient (and will not be left with unreasonably small capital) to conduct its business and all businesses in which it is engaged. "SOLVENT" means that (x) the Guarantor will have assets with a present fair saleable valuegreater than the amount of its total liabilities (including contingent liabilities), (y) the sum of the Guarantor's assets at book value exceeds the sum of its debts, and (z) on the Guarantor's most recent balance sheet, the sum of its assets exceeds the sum of its liabilities.

         (e) ALL REPRESENTATIONS AND WARRANTIES IN THE CURRENT LETTER AGREEMENT DATED MARCH 2, 2000 BETWEEN THE GUARANTOR AND THE LENDER IN CONNECTION WITH THE $75,000,000 REVOLVING CREDIT FACILITY (THE "EXISTING LOAN AGREEMENT") ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE HEREOF (EXCEPT TO THE EXTENT ANY SUCH REPRESENTATION OR WARRANTY IS EXPRESSLY MADE AS OF A PRIOR DATE).

         (f) NO "EVENT OF DEFAULT" OR "UNMATURED EVENT OF DEFAULT" (EACH AS DEFINED IN THE EXISTING LOAN AGREEMENT) EXISTS UNDER THE EXISTING LOAN AGREEMENT.

         SECTION 9. TERMINATION. The guarantees made hereunder (a) shall terminate when all the Guaranteed Obligations have been paid in full in cash, and the Lender has no further commitment to lend under the Loan Agreement and
(b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed

Obligation is rescinded or must otherwise be restored by the Lender or the Guarantor upon the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise. In connection with the foregoing, the Lender shall execute and deliver to the Guarantor or the Guarantor's designee, at the Guarantor's expense, any documents or instruments which the Guarantor shall reasonably request from time to time to evidence such termination and release.



         SECTION 10. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS. Whenever in this Guarantee any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Guarantee shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Guarantee shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Lender, and a counterpart hereof shall have been executed on behalf of the Lender, and thereafter shall be binding upon the Guarantor and the Lender and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Lender, and their respective successors and assigns, except that the Guarantor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).







         SECTION 11.  WAIVERS; AMENDMENT.



         (a) No failure or delay of the Lender of any in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of this Guarantee or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice in similar or other circumstances.



         (b) Neither this Guarantee nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantor and the Lender.


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

         SECTION 12. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW).



         SECTION 13. NOTICES. All communications and notices hereunder shall be in writing (including telecopier or similar writing, but not e-mail) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose of notice to such other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the information is received, (ii) if given by mail, 3 Domestic Business Days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.



         SECTION 14.  SURVIVAL OF GUARANTEE; SEVERABILITY.



         (a) All covenants, agreements, representations and warranties made by the Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guarantee shall be considered to have been relied upon by the Lender and shall survive the making by the Lender of any Loans or FX Contracts pursuant to the Loan Agreement regardless of any investigation made by the Lender or on its behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, any amount due under any FX Contract or any other fee or amount payable under this Guarantee is outstanding and unpaid and as long as the Facility has not been terminated.



         (b) In the event one or more of the provisions contained in this Guarantee, in the Loan Agreement or in any other document related thereto should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.


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

         SECTION 15. COUNTERPARTS. This Guarantee may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Guarantee by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guarantee.



         SECTION 16.  JURISDICTION; CONSENT TO SERVICE OF PROCESS.



         (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Georgia state court or Federal court of the United States of America sitting in Atlanta, Georgia, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or any other documents in connection therewith, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia state court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Guarantee or the other documents executed and delivered in connection therewith against the Guarantor or its properties in the courts of any jurisdiction.



         (b) The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any Georgia state or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.



         (c) Each party to this Guarantee irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.



         SECTION 17. WAIVER OF JURY TRIAL. THE GUARANTOR HERBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE.

         SECTION 18. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against any or all the obligations of the Guarantor now or hereafter existing under this Guarantee held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Guarantee or any other Loan Document and although such obligations may be unmatured. The rights of the Lender under this Section 18 are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.





         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

                    SIGNATURES APPEAR ON THE FOLLOWING PAGE].









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

         IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee as of the day and year first above written.





                                        IMS HEALTH INCORPORATED



                                        By:
                                           -----------------------------------

                                           Name:

                                           Title:



                                        200 Nyala Farms

                                        Westport, Connecticut 06880

                                        Attn: Mr. Matthew Friedman

                                        Telecopier Number: (203) 222-4552

                                        Telephone Number: (203) 222-4435



                                        SUNTRUST BANK



                                        By:
                                          ------------------------------------

                                           Name:

                                           Title:



                                        717 Fifth Avenue, 16th Floor

                                        New York, New York 10022

                                        Attn: Ms. Allison Vella

                                        Telecopier Number: (212) 371-9386

                                        Telephone Number: (212) 583-2606



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